UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2018

FEDERAL HOME LOAN BANK OF CHICAGO
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51401	36-6001019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Drive Chicago, Illinois		60601
		(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:
(312) 565-5700

Former name or former address, if changed since last report:
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

On November 14, 2018, the Federal Home Loan Bank of Chicago (the “Bank”) announced that David R. Pirsein, Michael G. Steelman, Ty R. Taylor, and Leo J. Ries had been elected to the Bank’s Board of Directors (“Board”) and reported this information on the Bank’s Form 8-K filed on November 14, 2018 (“Original 8-K”). At the time of filing the Original 8-K, the committees of the Board to which directors would be named for 2019 had not yet been determined. The Bank is filing this Amendment No. 1 on Form 8-K/A to supplement the Original 8-K to report Board committee assignments for 2019. The Board has not yet determined on which committees Mr. Taylor will serve beginning in 2019.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

d)     Election of Directors

Board Chairman and Vice Chairman

The Board previously elected Michael G. Steelman to serve as Chairman and John K. Reinke to serve as Vice Chairman of the Board for 2018-2019.

Board Committee Assignments

On December 13, 2018, the Board approved the following committee assignments for its directors for 2019:

Executive and Governance Committee

Primary Members:

Michael G. Steelman, Chairman
John K. Reinke, Vice Chairman
James T. Ashworth
Mary J. Cahillane
Michelle L. Gross
Lois Alison Scott

Alternate Members:

Edward P. Brady
Phyllis Lockett David R. Pirsein Gregory A. White
Affordable Housing Committee

James T. Ashworth, Chairman
Leo J. Ries, Vice Chairman
Edward P. Brady
Mark J. Eppli
Daniel G. Watts Charles D. Young

Audit Committee

Lois Alison Scott, Chairman
James T. Ashworth, Vice Chairman

Mary J. Cahillane
Joseph Fazio III
James H. Hegenbarth Daniel G. Watts

Public Policy Committee

Edward P. Brady, Chairman
Gregory A. White, Vice Chairman
David R. Pirsein
James H. Hegenbarth

Human Resources and Compensation Committee

John K. Reinke, Chairman
Michelle L. Gross, Vice Chairman
Owen E. Beacom
Phyllis Lockett
Gregory A. White
Charles D. Young

Risk Management Committee

Mary J. Cahillane, Chairman
Mark J. Eppli, Vice Chairman
Michelle L. Gross
John K. Reinke
Lois Alison Scott

Operations and Technology Committee

David R. Pirsein, Chairman
Phyllis Lockett, Vice Chairman
Owen E. Beacom
Joseph Fazio III
Leo J. Ries

The Chairman of the Board is an ex officio member of all committees of the Board, as a voting member.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN BANK OF CHICAGO

Date: December 14, 2018	By: /s/Laura Turnquest
Laura Turnquest Executive Vice President, General Counsel and Corporate Secretary

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